Exhibit 99.3

Description of the due diligence performed
CERTIFICATION OF SERVICES PERFORMED

September 7, 2023

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and among Pagaya Smartresi F1 Fund Property Owner II LLC (“Borrower 1”), Ameriprop SFR Property Owner LLC (“Borrower 2”) and Ameriprop SFR Property Owner II LLC (collectively, together with Borrower 1 and Borrower 2, the “Borrower”) and NWL Company, LLC (“Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.
I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that SingleSource Diligence Solutions of Utah, LLC, dba Resolute Diligence Solutions (“Resolute”) has completed certain due diligence services ordered by Client under the Evaluation Services Agreement dated as of June 22, 2023, between Resolute and Client, in connection with the borrowing of the Loan for certain residential rental properties (the “Properties” and each, a “Property”) contained in the data tape entitled “PATH 2023-1-Tape - 2023.06.15 - VF - EXTERNAL.xlsx” (the “Data Tape”). Furthermore;
1.  Resolute has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape, (c) no such Lease contains terms that are materially inconsistent with customary lease terms for the jurisdiction where the applicable Property is located and (d) all Section 8 Leases are correctly reported as such on the Data Tape.
2.  Resolute has reviewed the Data Tape and, based on a review of the Broker Price Opinions, Resolute has determined that the values presented on the Data Tape correspond to the values and dates found on the Broker Price Opinions.
3.  Resolute has reviewed (a) the addresses in the Data Tape and determined that they match the addresses that appear on the Broker Price Opinions provided by Borrower to Resolute for each Property, and (b) the county designation for each Property in the Data Tape and determined that each such designation is accurate and matches the county designation in the corresponding approved title policy commitment.
4.  Resolute has reviewed the Data Tape which indicates which Properties are or are not subject to an active homeowner’s, condominium, or other common-interest community association (each, an “HOA”) and has determined, based on its review of the title work, the Data Tape and that certain HOA discrepancy review report dated on or about the date hereof executed by OS National LLC, that the Properties identified in the Data Tape as not being subject to an HOA are accurately identified.
5.  Resolute has reviewed the Data Tape which indicates which Properties are condominiums and has determined, based on property-type designations in the Broker Price Opinion provided by Borrower to Resolute for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums in the Data Tape are correctly reported.
6.  Resolute has reviewed the purchase documentation for the Properties provided by Borrower in each case, suitable for the type of purchase. Resolute has compared the acquisition price amounts in the Data Tape against the purchase documentation provided and determined that the acquisition price amounts in the Data Tape are correctly reported.
7.         Resolute has reviewed the total investment basis for each Property that appears on the general ledgers of Borrower which are entitled “Resolute Capex Tie Out Summary File” as provided to Resolute on June 23, 2023 and tied it out with the Total Investment Basis on the Data Tape.
8.          Resolute has reviewed the renovation purchase orders, change orders and similar evidence for a random sample of 100 Properties from the Data Tape selected by Borrower and determined that the dollar amount corresponding to Borrower’s stated actual rehabilitation line-item spending reflected in the Data Tape is correctly reported.

9.          Resolute has determined that each Property is comprised of (a) one (1) or more parcels which constitute separate tax lots and do not constitute a portion of any other tax lot not a part of such Property and (b) one (1) or more separate legal parcels and no portion of any Property constitutes a portion of any legal parcel not a part of such Property; provided, however, that Properties that are contained in any single multi-unit structures and are not legally subdivided parcels, shall be treated collectively as a single Property for purposes of this criteria.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

SINGLESOURCE DILIGENCE SOLUTIONS OF
UTAH, LLC, DBA RESOLUTE DILIGENCE SOLUTIONS

By: /s/ Richard Lundbeck
       Name: Richard Lundbeck
       Title:   Managing Principal